                                  IPS MILLENNIUM FUND
                                     A NO-LOAD FUND
                                       PROSPECTUS
                                    October 15, 1996

                              625 S. GAY STREET, SUITE 630
                                  KNOXVILLE, TN 37902
                For questions about investing in the Fund:  423-524-1676
                        For Shareholder Services:  800-424-2295


The investment objectives of the Fund are growth of capital along with growth of income. The Fund seeks to accomplish this objective by investing primarily in common stocks with constant supervision of these stocks. The Fund is designed for long term investors and should not be considered by investors with short term time horizons.

The Fund is "no-load", which means there are no sales charges or commissions. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges which are borne by the shareholders. There is a $2,000 minimum investment requirement to open an account.

Shares of the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency, entity, or person. The purchase of Fund shares involves investment risks, including the possible loss of principal.

This Prospectus provides information you should know before investing in the Fund. It should be read and retained for future reference. A Statement of Additional Information for the Fund dated December 5, 1994, containing additional information about the Fund, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge by writing to the Secretary of the Fund at the above address. The Fund is a series of IPS Funds.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
SUMMARY OF EXPENSES

This table is designed to help you understand the cost an investor in the Fund may incur as a shareholder. The expense information is based upon anticipated operating expenses of the Fund for the current fiscal year; the actual expenses may be more or less than those shown. Shareholder Transaction Expenses


Maximum sales load on purchases ....................................None
Maximum sales load on reinvested dividends .........................None
Deferred sales load ................................................None <F1>
Redemption fees ....................................................None
Exchange fees ......................................................None

Annual Fund Operating Expenses (as a percentage of average net assets)

Management fees ....................................................1.40% <F2>
12b-1 expenses .....................................................None
Other expenses .....................................................None
Total Fund operating expenses ......................................1.40%

          Example                                1 year    3 years    5 years    10 years
                                                 ------    -------    -------    --------
          You would pay the following total
          expenses on a $1,000 investment,         $14       $44        $76        $168
          assuming a 5% annual return <F3> and
          redemption at the end of the period.

           ______________________

<F1>  The Fund's Custodian charges a $10 fee for each wire
      redemption.

<F2>  The Fund's total operating expenses are equal to the management fees paid to the Advisor because the Advisor pays all of the Fund's operating expenses.

<F3>  Use of this assumed 5% return is required by the Securities and
      Exchange Commission; it is not an illustration of past or future investment results.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. This example should not be considered a representation of past or future expenses.

Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. The Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other operating expenses. The Advisor pays all of the expenses of the Fund except brokerage, taxes,interest and extraordinary expenses.

                       FINANCIAL HIGHLIGHTS


     The following Financial Highlights for the period December 1,
1994 through November 30, 1995 are derived from the audited financial statements of the Fund. These financial statements, and the independent auditor s report thereon, are included in the Statement of Additional Information which can be attained by shareholders. The Fund began selling shares and making investments on January 4, 1995; therefore the ratios are calculated for that period of time and the total return number has been annualized. The Fund s Annual Report contains additional performance information and will be made available upon request and without charge.

                                          IPS MILLENNIUM FUND

                                                                 For the year end
                                                                November 30, 1995

Per share data for a share outstanding
throughout the year:
Net Asset Value, Beginning of Period                                $12.000

INCOME FROM INVESTMENT OPERATIONS

Net Investment income                                               $ 0.121
Net realized and unrealized gain
(loss) on investment                                                $ 2.982
   Total income (loss) from investment operations                   $ 3.103

LESS DISTRIBUTIONS

Dividends (from net investment income)                              $ 0.107
Distributions (from capital gains)                                  $ 0.000
   Total Distributions                                              $ 0.107

Net asset value, End of Period                                      $14.996
Total Return                                                         28.83% <FN1>

Ratios/Supplemental Data
Net assets, end of period (thousands)                                1625.6
Ratio of expenses to average net assets                                 1.4%
Ratio of net income to average net assets                               1.0%
Portfolio turnover rate                                                26.7%

<F1>  Annualized

                                             1A

THE FUND

IPS Funds  (the "Trust")  was organized as an Ohio business trust on August 10, 1994, and commenced operations on December 5, 1994.
The Trust offers one series of shares:  The IPS Millennium Fund
(the "Fund").   The investment advisor to the Fund is IPS
Advisory Inc. (the "Advisor").


INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVES

The Fund's investment objectives are long term growth of capital and income. The Fund will strive to achieve the objective of growth primarily through the purchase of U.S. common stocks that the Advisor believes have higher than average long term growth prospects, and that may be undervalued compared with the market and their own history. The Fund will strive to achieve its objective of income through selection of companies with the potential to increase dividends regularly, and whose dividends appear well-protected.


ACHIEVING THE OBJECTIVES

The management philosophy of the Fund is to accumulate a diversified portfolio of U.S. common stocks. The Fund will emphasize companies which have above average prospects for consistent, long term growth, are undervalued on fundamentals, and have characteristics that make them more resistant than most companies to economic contraction. The Fund generally will be invested in companies that pay dividends, but will invest in some companies that do not pay dividends and may not have any dividend history. While there can be no assurance of its ability to do so in every case, the Advisor's goal will be to select companies with low debt to equity ratios, relative to their industry peers.


The Fund is managed as a whole and does not seek to fulfill all of its objectives in any one security. It is anticipated that under normal market conditions common stocks (including dividend paying common stocks) will constitute at least 65% of the Fund's investment portfolio, with the belief they will participate in the long term growth of American business. However, it is also anticipated that the Fund will hold less than 35% of its assets in money market instruments, U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, and shares of other investment companies for liquidity purposes or when common stocks are viewed as overvalued. In addition, for temporary defensive purposes under abnormal market or economic conditions, the Fund may hold up to 100% of its assets in such securities. If the Fund acquires securities of another investment company, the shareholders of the Fund generally will be subject to duplicate management fees. The Fund does not attempt to time the market. The Fund will try to minimize fluctuations in value through diversification among companies and industries, and constant monitoring.
A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S.
Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Fund's Custodian, other banks with assets of $1 billion or more, and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy.

The Fund will not invest more than 5% of the market value of its total assets at the time of investment in securities of any one issuer. Nor will the Fund buy securities on margin, sell securities short, use commodities or futures contracts, or use derivative securities of any kind. See "Investment Limitations" in the Statement of Additional Information.

As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. Current rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any current rate of total return will be maintained.

FUNDAMENTAL POLICIES

The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

PORTFOLIO TURNOVER

The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Advisor believes that market conditions, company-specific factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 50%.
HOW TO PURCHASE FUND SHARES

BY MAIL

The minimum investment in the Fund is $2,000. To purchase shares in the Fund, simply complete the application form enclosed with this Prospectus.


Make your check payable to, and mail your application and check to:

     IPS Millennium Fund
     c/o The Provident Bank
     P. O. Box 14967
     Cincinnati, Ohio  45250-0967

The price at which the purchase will be effected is based on the next calculation of net asset value after the order is received by The Provident Bank, the Fund's Transfer Agent. A confirmation indicating the details of the transaction will be promptly sent to shareholders. The purchase will be made in full and fractional shares calculated to three decimal places.

ADDITIONAL AND PRE-AUTHORIZED PURCHASES

Shareholders may, at any time, purchase additional shares subject to a minimum investment of $100. A check made payable to "IPS Millennium Fund", in the amount to be invested, should be sent to The Provident Bank at the address set forth above. Each additional purchase request must contain your name and account number. If you prefer to invest automatically each month, you may authorize the Fund to debit your bank account for the periodic purchase of Fund shares in the middle of the month. You will receive a confirmation every time you make a transaction in the Fund.

PAYMENT FOR SHARES

Payment for shares purchased should be made by check or money order in dollars drawn on a United States Bank. Funds for investment may also be wired by the investor's bank to the Transfer Agent. Please call 1-800-424-2295 for wiring instructions.

The Fund reserves the right in its sole discretion to reject purchase orders when, in the judgment of management, such rejection is in the best interests of the Fund. The Fund also reserves the right at any time to waive or increase the minimum investment requirements applicable to initial or subsequent investments. No application to purchase shares is binding until accepted in writing by the Fund.
DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare dividends representing net investment income four times annually, generally in the months of April, July, October, and December. It is the present policy of the Fund to distribute annually all of its net long term capital gains in the month of December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividends or capital gains distributions paid by the Fund will be automatically reinvested in shares of the Fund at the next determined net asset value, unless an investor specifically requests that either dividends or capital gains distributions or both be paid in cash. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan. To change the election of dividends or capital gains distributions, send a written request to the IPS Millennium Fund, c/o The Provident Bank, P.O. Box 14967, Cincinnati, OH 45250-0967.


TAXES


All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Each year investors are notified of the federal tax status of all dividends and capital gains paid during the prior year. It is the Fund's intention to meet all requirements of Subchapter M of the Internal Revenue Code, and to distribute to its investors all, or substantially all, of its taxable income as defined in the Code.

If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund will make a corresponding charge against the account.

Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Shareholders are urged to consult their own tax advisors regarding specific questions as to the federal, state or local taxes and the tax effect of distributions and withdrawals.

OPERATIONS OF THE FUND

BOARD OF TRUSTEES

The Fund is a diversified series of IPS Funds, an open-end management investment company organized as an Ohio business trust on August 10, 1994. The Board of Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund's business affairs.

THE INVESTMENT ADVISOR

IPS Advisory Inc., 625 S. Gay Street, Suite 630, Knoxville, TN 37902 is the investment advisor engaged to supervise the operation of the Fund, to manage its investments and business affairs, and provide investment research for the Fund. The principals of the Advisor are Greg D'Amico, President and Robert Loest, Ph.D., CFA, Chief Executive Officer. Both have extensive experience in equities analysis, having managed investment portfolios for individual clients, including corporations and retirement plans, on a full time basis since 1986.

The Advisor is under the supervisory control of Securities Service Network, Inc. ("SSN"), located at 9041 Executive Park Dr., Suite 500, Knoxville, TN 37923. SSN is a Securities and Exchange Commission and Tennessee registered Broker-Dealer and Investment Advisor, and exercises supervisory control of the Advisor through a Consent & Guaranty letter and compliance guidelines established by SSN and approved by the Securities Division of the State of Tennessee. SSN also acts as the exclusive agent for distribution of shares of the Fund.

Greg D'Amico and Robert Loest will be responsible for the day to day management of the portfolio of the Fund. Greg D'Amico is President, Trustee and Treasurer to the Trust. Mr. D'Amico is President and a Director of the Advisor. Robert Loest Ph.D., CFA, is Vice President, Trustee and Secretary of the Trust. Mr. Loest is also Chief Executive Officer and a Director of the Advisor. Mr. D'Amico and Mr. Loest both are controlling persons and may be deemed affiliates of the Advisor. Mr. D'Amico and Mr. Loest are both securities representatives with Securities Service Network Inc. (since 1986).

ADVISOR COMPENSATION

The Fund has approved a Management Agreement with the Advisor. Under the Management Agreement, the Fund has agreed to compensate the Advisor for its services by the payment of a monthly fee at the annual rate of 1.40% of the average daily net assets of the Fund to and including $100,000,000, 1.15% of the average daily net assets of the Fund from $100,000,000 to and including $250,000,000, and .90% of the average daily net assets of the Fund in excess of $250,000,000. The Advisor pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses (except those specified above) are paid by the Advisor.
SHAREHOLDER RIGHTS

Any Trustee of the Fund may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Fund. The Fund does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for fractional shares owned. All shares of a Fund have equal voting rights and liquidation rights. Prior to the offering made by this Prospectus, investment advisory clients of Securities Service Network, Inc. purchased for investment all of the outstanding shares of the Fund. As a result, Securities Service Network, Inc. may be deemed to control the Fund.


SHAREHOLDER INQUIRIES

Shareholders can make inquiries about the Fund or their personal account by calling the Fund's Transfer Agent at 800-424-2295 or writing the Fund at the address listed on the cover page.


PORTFOLIO TRANSACTIONS

The Advisor places all orders for the purchase and sale of the Fund's securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished to it and its affiliates. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to its objective of seeking best qualitative execution of portfolio transactions, the Advisor may consider sales of shares of the Fund in its selection of broker-dealers. Securities Service Network Inc., which may be deemed to be an affiliate of the Advisor, will place trades for the Fund through National Financial Services Corporation (NFSC), a subsidiary of the Fidelity companies and a member of the New York Stock Exchange. The Statement of Additional Information contains more information about the Fund's brokerage practices.
Transfer Agent

The Provident Bank, One East Fourth Street, Cincinnati, Ohio
45202 is the Fund's Transfer Agent. The Transfer Agent performs shareholder service functions for a fee.

HOW THE FUND MEASURES ITS PERFORMANCE

The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.
The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Morningstar or Lipper Analytical Services). Performance information may be quoted numerically, or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P/BARRA Growth and Value Indices, the Value Line Composite Index (GEOM), the NASDAQ Composite Index, or the Dow Jones Industrial Average. The Fund's annual report will contain additional performance information that will be made available upon request and without charge.

NET ASSET VALUE

Shares are purchased at the next offering price after the order is received by the Fund. The net asset value is determined at the close of the New York Stock Exchange each day that the exchange is open. The current value of the Fund's total assets, less all liabilities, divided by the total number of shares outstanding rounded to the nearest cent, is the net asset value per share.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Fund.


Since the Fund does not impose any front end sales load or redemption fee, both the purchase price and the redemption price of a Fund share on any date will be equal to the next calculated net asset value of a share.

HOW TO REDEEM OR SELL FUND SHARES

To redeem shares, send a letter of instruction to the Transfer Agent, specifying the number of shares or dollar amount to be sold, your name and your account number. The Fund will buy back (redeem), at current net asset value (no charge), all shares of the Fund offered for redemption and meeting the requirements of this Prospectus. The net asset value will be the next net asset value determined after receipt of the request for redemption. Payment will be made within seven days of receipt of a valid redemption request.


    Redemption requests should be sent to:

               IPS Millennium Fund
               c/o The Provident Bank
               P. O. Box 14967
              Cincinnati, Ohio  45250-0967

Requests for redemption by telephone will not be accepted.

The written request for redemption must be signed by each registered owner exactly as the shares are registered. A signature guarantee is required for any withdrawal which is over $50,000, or which is mailed to another address that is not the address of record. Signature guarantees are available at any bank or financial institution. The signature guarantee is used to protect shareholders from the possibility of fraudulent application for redemption.

Payment for shares redeemed will be made by check after receipt by the transfer agent of the properly executed redemption request and any outstanding certificates for the shares to be redeemed. If shares are purchased with a check, redemption within the first fifteen days may be delayed until the check clears. A shareholder wishing to redeem proceeds through wire redemption will be charged $10 toward his or her account.

To keep Fund share expenses to a minimum, the Fund is authorized to redeem accounts that fall below $2,000, or such other minimum amount as the Fund may determine from time to time. Redemption will only occur when the account is reduced by redemptions and not by a decline in market value. The account holder will be notified 60 days in advance before an account is redeemed. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. To prevent redemption, an account can be increased by contributing additional funds to bring it over the account minimum. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

SYSTEMATIC WITHDRAWALS

Accounts valued at $10,000 or above, using the current net asset value, are eligible for normal distributions under a systematic withdrawal program. Setting up a Systematic Withdrawal Program allows investors to withdraw a fixed sum each month or calendar quarter. The minimum amount that can be withdrawn each month or quarter under the Systematic Withdraw Program is $250. This program may be terminated by a shareholder or the Fund at any time without charge or penalty, and will become effective five business days following receipt of shareholder instructions. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

RETIREMENT PLANS

The Fund offers several tax qualified retirement plans for adoption by individuals and employers. The following plans are available: IRA, Simplified Employee Pension Plans, 403(b) plans, and 401(K) corporate profit-sharing retirement plans. Contributions to these plans are tax-deductible and earnings are tax exempt until distributed. When investing in a retirement plan, you should consult with a tax advisor to determine which plan is best for your situation. To receive all the necessary information on fees, plan agreements and applications, contact the Advisor at 625 S. Gay Street, Suite 630, Knoxville, TN 37902 or call 1-423-524-1676.